Shareholders’ Equity	6 Months Ended
Jun. 30, 2025
Shareholders’ Equity [Abstract]
SHAREHOLDERS’ EQUITY

17. Shareholders’ equity

Ordinary shares

For the sake of undertaking a public offering of the Company’s ordinary shares, the Company has performed a series of re-organizing transactions including a share split of 1-to-1.6 performed on September 5, 2023, As a result of the share split, the Company had 800,000,000 authorized ordinary shares with a par value of US$0.0000625 per ordinary share and 18,000,000 ordinary shares issued and outstanding which have been retroactively restated to the beginning of the first period presented. The Company only has one single class of ordinary shares that are accounted for as permanent equity.

On October 16, 2024, the Company announced the closing of its initial public offering (“IPO”) of 2,000,000 ordinary shares, US$0.0000625 par value per share (“Ordinary Shares”) at an offering price of US$4.00 per share for a total of US$8,000,000 in gross proceeds.

On October 22, 2024, the over-allotment option of 300,000 Ordinary Shares of the Company was fully exercised with gross proceeds of US$1,200,000. In aggregate, the Company raised total net proceeds of approximately HK$63.9 million (US$8.2 million), which was reflected in the statement of cash flows, after deducting underwriting discounts and commissions and outstanding offering expenses upon the completion of listing and exercise of over-allotment.

During the process of IPO and over-allotment, the Company incurred an aggregate of approximately HK$18.6 million (US$2.4 million) for underwriting discounts and commissions and total offering expenses, among which approximately HK$10.8 million (US$1.4 million) offering expenses were paid just before successful listing and over-allotment and recognized as deferred offering costs. At the date of closing of IPO and over-allotment (i.e. October 22, 2024), the underwriting discounts and commissions and total offering expenses of approximately HK$7.8 million (US$1.0 million) were offset against the gross offering proceeds of HK$71.7 million (US$9.2 million) resulted in net amount of approximately HK$53.1 million (US$9.2 million) which was recognized in additional paid-in capital.

On May 13, 2025, the Company held the extraordinary general meeting to approve: (a) the issued 20,300,000 ordinary shares of par value of US$0.0000625 be re-designated and re-classified into 11,300,000 Class A ordinary shares of par value US$0.0000625 each with 1 vote per share on a one for one basis and 9,000,000 Class B ordinary shares of par value US$0.0000625 each with 20 votes per share on a one for one basis, and the remaining authorized but unissued 779,700,000 ordinary shares be re-designated and re-classified into Class A ordinary shares of par value US$0.0000625 each with 1 vote per share on a one for one basis; (b) adopt new memorandum and articles of association of the Company to reflect the adoption of a dual-class share structure, and the provision of the rights and privileges of Class A ordinary shares and Class B ordinary shares. The share re-designation is effective on May 15, 2025.

Dividend distributions

During the six months ended June 30, 2024 and 2025, no interim dividend was declared nor paid.